T. Rowe Price Personal Strategy Balanced Portfolio

Supplement to Prospectus Dated May 1, 2018

The fund pays T. Rowe Price Associates, Inc. (the fund’s investment adviser) an annual all-inclusive management fee of 0.90% based on the fund’s average daily net assets. This all-inclusive management fee includes all of the fund’s operating expenses except for interest; taxes; brokerage commissions; and nonrecurring, extraordinary expenses. Effective July 1, 2018, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.85% of the fund’s average daily net assets, through at least April 30, 2020.

To reflect the new contractual management fee waiver, effective July 1, 2018, the fee table and expense example on page 1 are revised as follows:

Fees and Expenses of the Fund

	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90	%a

Other expenses	—

Acquired fund fees and expenses	0.12

Total annual fund operating expenses	1.02	b

Fee waiver/expense reimbursement	(0.17	)a,c,d

Total annual fund operating expenses after fee waiver/expense reimbursement	0.85	a,b,d

a T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the fund’s management fees to 0.85% of the fund’s average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

b The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this agreement.

d Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$87	$281	$493	$1,102

Effective July 1, 2018, the first paragraph below the heading “The Management Fee” on page 6 is replaced with the following:

The fund pays the investment adviser an annual all-inclusive management fee of 0.90% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.85% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is June 25, 2018.

E304-041 6/25/18